WILLIAMS LAW GROUP, P.A.
2503 W. Gardner Ct.
Tampa FL 33611
Phone: 813-831-9348
Fax: 813-832-5284

April 13, 2006

Mr. Thomas Kluck
United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549-0408

Re:	Sputnik, Inc.
Registration Statement on Form SB-2
Amendment No. 8.
File No. 333-126158

Dear Mr. Kluck:

On behalf of Sputnik, Inc., we have filed on EDGAR Amendment No. 6 to the above registration statement.

With respect to the comments in your letter dated April 12, 2006, please be advised as follows;

1.	The back cover page has been revised, page 47.
2.	Mr. Giori’s address has been changed, page 19.
3.	Note 1, Allowance for Doubtful Accounts, has been revised to conform with the comment.
4.	The consent letter date has been changed.
5.
We have received an opinion from our counsel concerning the compliance with Section 4(2) of the 1933 Act in accordance with your referenced share issuances, which pursuant to you has been filed as supplemental correspondence. You will note the facts and circumstances which form the basis for counsel’s opinion have been included in Part II, page 51.

Please note the page numbers above correspond to pages in the word version marked copy sent under separate cover.

We considered but did not add a risk factor concerning the issue raised in Comment 5. Item 502(c)1 of Regulation SB specifies that risk factors should only be included if they “make the offering speculative or risky.” We also understand that risks need only be included if they are material. In this situation, there is no material risk and the offering is not rendered speculative or risky because of the following factors:

•	Number of shares issued was de minimus: 65,000 or less than .005% of the total issued and outstanding stock
•	Number of persons to whom shares were issued is de minimus: 2
•	Nature of consideration was services, not cash
•	Amount of consideration is de minimus: $6,500
•	The shares are not being registered; they may only be resold under Rule 144.

Further, given the matters cited in counsel’s opinion, proving a violation of federal securities laws would be far from certain.

Any risk factor, if added, would have to address the possible financial impact of a potential securities law violation upon the registrant. The potential financial impact of a violation and resulting rescission or a similar remedy in this situation would be only $6,500 at most, or approximately 1.16% of the registrants total revenues for fiscal year 2005, a non-material amount.

The registrant has advised us that they clearly understand the issues raised by the staff in Comment 5 and that no additional securities will be issued, whether for cash or services, during the pendancy of the registration statement and, after the registration statement is declared effective, until the offering has been closed or completed.

We believe that we have adequately addressed all concerns and comments.

Thank you for your consideration.

Sincerely,

/s/ MICHAEL T. WILLIAMS, ESQ

Michael T. Williams, Esq.